UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2010
HARTFORD LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Connecticut	001-32293	06-0974148

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hopmeadow Street, Simsbury, Connecticut	06089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Hartford Life Insurance Company regularly reviews its segment reporting and may periodically change its reportable segments to align to its operations. As described in the Company’s Quarterly Report on Form 10-Q filed on November 2, 2010, the Company’s latest strategic review of its operations resulted in reporting segment changes..
The Company changed its reporting segments effective for third quarter 2010 reporting. As a results of this reorganization, The Company is organized into four reporting segments as follows:
•
Global Annuity includes the former Global Annuity — U.S. reporting segment as well as institutional investment products (“IIP”) which was within the former Institutional Solutions Group (“Institutional”). Global Annuity offers individual variable, fixed market value adjusted and single premium immediate annuities in the U.S., a range of products to institutional investors, including but not limited to, stable value contracts, mutual funds, and institutional annuities, and administers investments, retirement savings and other insurance and savings products to individuals and groups outside the U.S., such as in Europe.

•
Life Insurance includes the former Individual Life reporting segment and private placement life insurance (“PPLI”) operations formerly within Institutional and Life Other. Life Insurance sells a variety of life insurance products, including variable universal life, universal life, and term life, as well as variable private placement life insurance (“PPLI”) owned by corporations and high net worth individuals.

•
The former Retirement segment is now reported as two separate segments: Retirement Plans and Mutual Funds. Retirement Plans provides products and services to corporations pursuant to Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the Internal Revenue Services Code of 1986, as amended (the “Code”).

•	Mutual Funds offers retail, proprietary and investment-only mutual funds, formerly in Institutional and college savings plans under Section 529 of the Code.
In addition to the four segments noted above, the Company includes in an Other category its leveraged PPLI product line of business, corporate items not directly allocated to any of its reporting segments, intersegment eliminations, assumed guaranteed minimum income benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit riders which are subsequently ceded to an affiliated captive reinsurer, and certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, Hartford Life and Accident Insurance Company (“HLA”).
As a result of the new segment structure, the Company has revised applicable sections of Business, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) and Financial Statements and Supplementary Data included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”).
The amended Business, MD&A and Financial Statements and Supplementary Data are filed as exhibits hereto and are incorporated herein by reference. Business, MD&A and Financial Statements and Supplementary Data are being revised only to reflect the reporting segment changes. No other information in our 2009 Form 10-K has been updated for events or developments that occurred subsequent to the filing of the 2009 Form 10-K with the U.S. Securities and Exchange Commission (the “SEC”). For developments since the filing of the 2009 Form 10-K, please refer to the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2009 Form 10-K and subsequent SEC filings.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

23.01	Consent of Deloitte & Touche LLP.

99.01	Part I, Item 1. Revised Business as of, and for the period ending, December 31, 2009.

99.02	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations as of, and for the period ending, December 31, 2009.

99.03	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the period ending, December 31, 2009. [1]

[1]	Financial statements in this exhibit are now our historical financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Life Insurance Company
(Registrant)
Date: November 2, 2010	/s/ Glenn D. Lammey
Glenn D. Lammey
Executive Vice President and Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description

23.01	Consent of Deloitte & Touche LLP

99.01	Part I, Item 1. Revised Business as of, and for the periods ending, December 31, 2009.

99.02	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations as of, and for the periods ending, December 31, 2009,

99.03	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the periods ending, December 31, 2009. [1]

[1]	Financial statements in this exhibit are now our historical financial statements.